GOLDMAN SACHS TRUST II

Goldman Sachs Strategic Multi-Asset Class Funds

Goldman Sachs Multi-Manager Real Assets Strategy Fund

(the “Fund”)

Supplement dated February 23, 2022 to the

Prospectus and Statement of Additional Information (“SAI”), each dated February 28, 2021, as supplemented to date

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, Principal Real Estate Investors, LLC will now serve as an Underlying Manager of the Fund.

Effective immediately, the Fund’s Prospectus is revised as follows:

The following replaces the third paragraph in the “Goldman Sachs Multi-Manager Real Assets Strategy Fund—Summary—Portfolio Management” section of the Prospectus:

As of the date of the Prospectus, Cohen & Steers Capital Management, Inc. (“Cohen & Steers”), Principal Real Estate Investors, LLC (“PrinREI”), PGIM Real Estate, a business unit of PGIM, Inc. (“PRE”), Presima Inc. (“Presima”) and RREEF America L.L.C. (“RREEF”) are the Underlying Managers (investment subadvisers) for the Fund.

The following is added to the “Service Providers—Investment Subadvisers (Underlying Managers)—Multi-Manager Real Assets Strategy Fund” section of the Prospectus:

Principal Real Estate Investors, LLC

Principal Real Estate Investors, LLC (“PrinREI”) is an SEC-registered investment adviser, located at 801 Grand Avenue, Des Moines, Iowa 50392. As of December 31, 2021, PrinREI had approximately $105 billion in real estate assets under management. With respect to the Fund, PrinREI manages an allocation of global publicly traded real estate securities.

The following is added at the end of the third paragraph after the table in the “Service Providers—Management Fee and Other Expenses” section of the Prospectus:

A discussion regarding the basis for the Board of Trustees’ approval of the Sub-Advisory Agreements for Diamond Hill, Pacific Asset Management LLC, PrinREI and T. Rowe Price will be available in the Fund’s semi-annual report for the period ended April 30, 2022.

In addition, effective as of the close of business on March 7, 2022, Presima Inc. (“Presima”) will no longer be an Underlying Manager (investment subadviser) for the Fund. Accordingly, as of the close of business on March 7, 2022, all references to Presima in the Fund’s Prospectus and SAI will be deleted in their entirety.

This Supplement should be retained with your Prospectus and SAI for future reference.

SMACSTK 02-22